UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             October 2, 2002
                                                           ---------------------


                             SMALL TOWN RADIO, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                     000-30805               84-1125214
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
Incorporation or Organization)       File Number)        Identification Number)

 1800 Century Boulevard, Suite 1200, Atlanta, Georgia                  30345
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       (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:               404/327-4520
                                                               -----------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Effective as of October 2, 2002, Norton Cooper, a Director of the Company since January 1998, tendered his resignation as a Director of the Company. By letter dated October 2, 2002, a copy of which is attached as Exhibit
99.1 to this Current Report on Form 8-K, Mr. Cooper advised the Company that his resignation was not occasioned by any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (c)      Exhibits:

                  99.1 Letter of Resignation dated October 2, 2002 from Norton Cooper to the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SMALL TOWN RADIO, INC.


Dated:   October 7, 2002           By: /s/ Daniel W. Hollis
                                       -----------------------------------------
                                       Daniel W. Hollis
                                       Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------
99.1 Letter of Resignation dated October 2, 2002 from Norton Cooper to the Company.

Exhibit 99.1





October 2, 2002





Re: Small Town Radio, Inc.


To Whom It May Concern:


Please accept my resignation as a director of Small Town Radio Inc. effective immediately.

I have no disagreement with the Company on any matter relating to the Company's operations, policies or practices.


Very sincerely,

/s/ Norton Cooper
-----------------
Norton Cooper















                                  NORTON COOPER
                                7143 Almaden Lane
                               Carlsbad, CA 92009
                          760 438-4373 FAX 760 438-0636